________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              _____________________

(Mark One)

[X]  REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
     1934

       Date of Report (Date of earliest event reported): January 22, 2004

                                       OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


For the transition period from ___________ to ___________



                        Commission file number: 0-30863
                             _____________________


                             NETWORK ENGINES, INC.
             (Exact name of registrant as specified in its charter)


                    Delaware                              04-3064173
 (State or other jurisdiction of incorporation)        (I.R.S. Employer
                                                      Identification No.)

             25 Dan Road, Canton, MA                       02021
    (Address of principal executive offices)            (Zip Code)


                                 (781) 332-1000
              (Registrant's telephone number, including area code)

Item 12.  Disclosure of Results of Operations and Financial Condition.

     On January 22, 2004, Network Engines, Inc. announced its financial results for the quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date: January 22, 2004      NETWORK ENGINES, INC.
                            _________________________________________________



                            By:  /s/ Douglas G. Bryant
                            _________________________________________________
                            Douglas G. Bryant
                            Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)